UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2015

CHICAGO BRIDGE & IRON COMPANY N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction of incorporation)

1-12815	N.A.
(Commission File Number)	(IRS Employer Identification No.)

Prinses Beatrixlaan 35
2595 AK The Hague
The Netherlands	N.A.
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 31-70-373-2010

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
The following matters were voted upon and adopted at the 2015 Annual Meeting of Shareholders of Chicago Bridge & Iron Company N.V. (the “Company”) held on May 6, 2015:

1.	Election of Philip K. Asherman, L. Richard Flury and W. Craig Kissel as members of the Supervisory Board to serve until the Annual General Meeting of Shareholders in 2018.
	First Nominee	Second Nominee	Abstain	Broker Non-Votes
(a)	Philip K. Asherman	Luciano Reyes
	59,447,637	515,089	1,494,577	27,772,138

(b)	L. Richard Flury	Westley S. Stockton
	60,462,804	697,753	296,746	27,772,138

(c)	W. Craig Kissel	Stephen H. Dimlich, Jr.
	58,093,330	3,084,699	279,274	27,772,138

2.	Approval, by non-binding vote, of the compensation of the Company’s named executive officers.
	For	53,996,994
	Against	5,880,513
	Abstain	1,579,796
	Broker Non-Votes	27,772,138

3.
Authorization of the preparation of the Company’s Dutch statutory annual accounts and the annual report of its Management Board in the English language and the adoption of the Company’s Dutch statutory annual accounts for the year ended December 31, 2014.

	For	87,419,504
	Against	308,252
	Abstain	1,501,685
	Broker Non-Votes	—

4.	Approval of the final dividend for the year ended December 31, 2014 in an amount of $0.28 per share, which has previously been paid out to shareholders in the form of interim dividends.
	For	87,472,206
	Against	266,446
	Abstain	1,490,789
	Broker Non-Votes	—

5.	Discharge of the sole member of the Company’s Management Board from liability in respect of the exercise of its duties during the year ended December 31, 2014.
	For	53,915,010
	Against	6,015,818
	Abstain	1,526,475
	Broker Non-Votes	27,772,138

6.	Discharge of the members of the Company’s Supervisory Board from liability in respect of the exercise of their supervisory duties during the year ended December 31, 2014.
	For	53,952,469
	Against	6,051,161
	Abstain	1,453,673
	Broker Non-Votes	27,772,138

7.	Appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm, who will audit its accounts for the year ending December 31, 2015.
	For	87,320,175
	Against	470,727
	Abstain	1,438,539
	Broker Non-Votes	—

8.
Extension of the authority of the Company’s Management Board, acting with the approval of the Supervisory Board, to repurchase up to 10% of the Company’s issued share capital until November 6, 2016 on the open market, through privately negotiated transactions or in one or more self tender offers for a price per share not less than the nominal value of a share and not higher than 110% of the most recently available (as of the time of repurchase) price of a share on any securities exchange where our shares are traded.

	For	61,040,199
	Against	241,456
	Abstain	175,648
	Broker Non-Votes	27,772,138

9.
Approval of the extension of the authority of the Company’s Supervisory Board to issue shares and/or grant rights to acquire the Company’s shares (including options to subscribe for shares), never to exceed the number of authorized but unissued shares, and to limit or exclude the preemptive rights of shareholders with respect to the issuance of shares and/or the grant of the right to acquire shares, until May 6, 2020.

	For	43,417,347
	Against	17,804,122
	Abstain	235,834
	Broker Non-Votes	27,772,138

10.	Approval of the Amended and Restated Chicago Bridge & Iron Company Incentive Compensation Program.
	For	57,551,784
	Against	2,367,442
	Abstain	1,538,077
	Broker Non-Votes	27,772,138

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V.
		By:	Chicago Bridge & Iron Company B.V.
		Its:	Managing Director

Date:	May 8, 2015	By:	/s/ Michael S. Taff
Michael S. Taff Managing Director (Principal Financial Officer)